Exhibit 10.10.3

THIRD AMENDMENT TO EXCLUSIVE PATENT LICENSE AGREEMENT

This THIRD AMENDMENT TO EXCLUSIVE PATENT LICENSE AGREEMENT (“THIRD AMENDMENT”) dated as of June 26, 2015 amends the Exclusive Patent License Agreement (“Agreement”) by and between Duke University, a nonprofit educational and research institution organized under the laws of North Carolina (“DUKE”), having its principal office at Durham, North Carolina 27708 and Humacyte, Inc., a corporation organized under the laws of North Carolina (“HUMACYTE”), with its corporate headquarters and principal office at 7020 Kit Creek Road, Morrisville, NC 27560. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

BACKGROUND

WHEREAS, the Parties have determined that there is a typographical error in reference to a specific patent application Serial Number included in the definition of PATENT RIGHTS incorrectly identified as [***] and the Parties wish to correct that typographical error to [***].

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained herein, the Parties hereby agree as follows:

1.	All terms and conditions of the Agreement and First Amendment not modified by this THIRD AMENDMENT shall continue in full force and effect in accordance with their terms.

2.	Section 1.13 PATENT RIGHTS. Section 1.13 of the Agreement is deleted and replaced with the following section:

1.13 “PATENT RIGHTS” means collectively (a) United States PATENT APPLICATION [***], entitled [***] and (b) [***], entitled [***] (hereinafter, the patent applications identified in the preceeding (a) and (b) may be referred to individually or collectively as “INITIAL PATENT APPLICATIONS”); (c) all substitutes, continuations, continuations-in-part (but only to the extent that the subject matter of each such continuation-in-part application is described in and enabled by the disclosure of the INITIAL PATENT APPLICATIONS), and divisionals of the foregoing applications; (d) all foreign patent applications corresponding to the foregoing U.S. applications; (hereinafter, the patent applications identified in the preceeding (a)—(d) may be referred to individually or collectively as “PATENT APPLICATIONS”); and (e) all U.S. and foreign patents issued or issuing with respect to any of the foregoing applications and all extensions, renewals, reissues thereof (“PATENTS”). Notwithstanding the foregoing, PATENT RIGHTS shall not include those patent applications and/or patents that, during the term of this AGREEMENT, cease to be PATENT RIGHTS pursuant to COMPANY declining to financially support the filing, prosecution, and/or maintenance of the subject patent applications and/or patents. Subject matter that is developed after the date of this AGREEMENT that is novel and unobvious over subject matter described in the PATENT RIGHTS but that may fall within the scope of the PATENT RIGHTS is not to be considered part of the PATENT RIGHTS. When any of the foregoing ceases to be protected pursuant to an issued patent (or in the case of unpatented inventions, the pursuit of the filing or prosecution of a patent application is abandoned or disallowed without the possibility of appeal or refiling), such rights will no longer be deemed “PATENT RIGHTS.”

IN WITNESS WHEREOF, the Parties hereto have caused this THIRD AMENDMENT to be executed by their duly authorized representatives, as set forth below.

HUMACYTE, INC.		DUKE UNIVERSITY

By:	/s/ Paul Boyer	By:	/s/ Rose Ritts
Name:	Paul Boyer	Name:	Rose Ritts
Title:	CIO	Title:	Executive Dir, Licensing & Ventures

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